CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Consortium Service Management Group, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2004 (the “Report”), I, Donald S. Robbins, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 26, 2004	By:	/s/ Donald S. Robbins
Donald S. Robbins
President and Chief Executive Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

Exhibit 32 Page 1 of 1 Page

Exhibit 32 Page 1 of 1 Page